UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2006
Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
508-549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-99.1 Press release issued on October 14, 2006
Ex-99.2 Press release issued on October 15, 2006

ITEM 8.01 Other Events
The Company issued a press release on October 14, 2006 and October 15, 2006, each of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits:
99.1	Press release issued on October 14, 2006.

99.2	Press release issued on October 15, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

By:	/s/ Timothy R. Surgenor

Name:	Timothy R. Surgenor
Title:	President and Chief Executive Officer
Dated: October 16, 2006

Exhibit Index

Exhibit	Description
99.1	Press release issued on October 14, 2006.

99.2	Press release issued on October 15, 2006.